Intangible Assets Estimated Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2025	¥ 29,254	$ 4,008
2026	28,403	3,891
2027	28,110	3,851
2028	27,919	3,825
2029	27,609	3,782
Thereafter	49,370	6,764
Net carrying value, finite-lived	¥ 190,665	$ 26,121	¥ 218,559